Supplement dated January 22, 2009
to the
Grubb & Ellis AGA Realty Income Fund Prospectus
dated July 23, 2008

Effective immediately, Mr. David Ronco joins Mr. Jay P. Leupp as a Portfolio Manager of the Grubb & Ellis AGA Realty Income Fund (the “Fund”), a series of Trust for Professional Managers.  Mr. David A. Benz no longer serves as a Portfolio Manager of the Fund.

The disclosure in the section entitled “Management of the Fund - Portfolio Managers” beginning on page 10 of the Fund’s Prospectus is amended to read as follows:

Portfolio Managers

Jay P. Leupp
Jay P. Leupp, the President and Chief Executive Officer of the Adviser, serves as a Portfolio Manager of the Fund.  Mr. Leupp founded the Adviser in 2005 and has been its President and Chief Executive Officer since its inception.  Prior to founding the Adviser, Mr. Leupp served as Managing Director of Real Estate Equity Research at RBC Capital Markets (“RBC”) from 2002 to 2006, an investment banking group of the Royal Bank of Canada, where he oversaw a five-person equity research group that provided comprehensive coverage of the multifamily, retail, office, industrial and specialty REIT sectors in the United States.  His group’s coverage responsibilities included over 60 publicly traded real estate companies.  Prior to joining RBC in 2002, Mr. Leupp served as Managing Director of Real Estate Equity Research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994.  From 1991 to 1994, Mr. Leupp served as was Vice President of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate.  From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing.  Mr. Leupp holds a bachelor’s degree in accounting from Santa Clara University and an MBA from Harvard University.  Mr. Leupp is a member of the Board of Directors of Chaminade College Prepatory (Los Angeles).  He is also a member of the Santa Clara University Board of Regents, Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley, Board of Directors of G.W. Williams Company and Board of Directors of United American Bank.

David Ronco
David Ronco serves as a Portfolio Manager of the Fund.  Prior to joining the Adviser in 2006, Mr. Ronco served as Vice President from 2002 to 2006 at RBC, where he worked on the Real Estate Equity Research group, providing coverage of the multifamily, retail, office, industrial and specialty REIT sectors in the United States. Prior to joining RBC, Mr. Ronco served as an Associate from 2001 to 2002 in the Real Estate and Equity Research Group at Robertson, Stephens & Co. (“Robertson Stephens”), an investment banking firm. Prior to joining Robertson Stephens, Mr. Ronco served as an Analyst from 2000 to 2001 at Salem Partners, LLC, an investment banking firm. Mr. Ronco holds a bachelor’s degree in Economics from Stanford University.

The Statement of Additional Information for the Fund provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Please retain this supplement with your Prospectus.

Supplement dated January 22, 2009
to the
Grubb & Ellis AGA Realty Income Fund Statement of Additional Information
dated July 23, 2008

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated July 23, 2008 of the Grubb & Ellis AGA Realty Income Fund (the “Fund”), a series of Trust for Professional Managers.

Effective immediately, Mr. David Ronco joins Jay P. Leupp as a Portfolio Manager of the Fund.  Mr. David A. Benz no longer serves as a Portfolio Manger of the Fund.

The Section entitled “Management of the Fund – Portfolio Managers” beginning on page B-21 of the SAI is revised to add the following information regarding Mr. Ronco:

Portfolio Managers

As stated in the Prospectus, Mr. Jay P. Leupp and Mr. David Ronco are the portfolio managers of the Fund (collectively, “the Portfolio Managers”) and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding other accounts managed by the Portfolio Managers as of December 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$1.3 million	0	$0
Other Pooled Investment Vehicles	7	$1.5 million	0	$0
Other Accounts	1	$250,000	0	$0

The other pooled investment vehicles for which Mr. Leupp and Mr. Ronco act as portfolio managers have similar investment objectives and very similar investment strategies to the Fund.  Accordingly, the Adviser expects that conflicts of interest in allocating investment opportunities between the Fund and the other pooled investment vehicle may arise.  The Adviser has adopted investment allocation policies that allow for fair and equitable distribution of investment opportunities between the Fund and other accounts managed by the Adviser.

The compensation of each Portfolio Manager is a base salary of $150,000. In addition, the Portfolio Managers are eligible for an annual bonus based on factors determined by Grubb & Ellis Company, the parent company of the Adviser.  Bonuses are based primarily on the performance of the parent company and are not directly related to the growth of assets under management of any of the Funds.

As of the date of this supplement, the following Portfolio Managers beneficially owned the following amounts in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. Jay P. Leupp	$100,001-$500,000
Mr. David Ronco	$1 - $10,000

Please retain this supplement with your Statement of Additional Information